UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 9, 2025
SACHEM CAPITAL CORP.
(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)
Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.75% notes due 2025	SCCC	NYSE American LLC
6.00% notes due 2026	SCCD	NYSE American LLC
6.00% notes due 2027	SCCE	NYSE American LLC
7.125% notes due 2027	SCCF	NYSE American LLC
8.00% notes due 2027	SCCG	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to Vote of Security Holders.
    On July 9, 2025, Sachem Capital Corp. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders:
•Elected five incumbent directors to serve until the Company’s next annual meeting of shareholders and until their respective successors have been duly elected and qualified (“Election of Directors”);
•Approved, on an advisory basis, the appointment of Baker Tilly US, LLP as the Company’s independent     auditors for the 2024 fiscal year (“Advisory approval of Auditors”);
•Approved the non-binding advisory resolution relating to executive compensation (“Say-on-Pay”); and
•Approved the Sachem Capital Corp. 2025 Omnibus Incentive Plan (“2025 Incentive Plan”).
    The specific votes were as follows:
1.    Election of Directors:

	VOTES
	FOR	WITHHELD	BROKER NON-VOTE
John L. Villano	14,284,407	5,555,312	13,328,590
Leslie Bernhard	13,507,703	6,332,016	13,328,590
Arthur L. Goldberg	13,504,384	6,335,335	13,328,590
Brian A. Prinz	13,790,424	6,049,295	13,328,590
Jeffery C. Walraven	13,726,714	6,113,005	13,328,590
2.    Advisory approval of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
31,697,112	991,945	479,252
3.    Say-on-Pay:

VOTES
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,498,626	7,391,329	949,764	13,328,590
4.    2025 Incentive Plan:

VOTES
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,713,373	6,161,454	1,964,892	13,328,590

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Sachem Capital Corp. 2025 Omnibus Incentive Plan(1)
(1) Previously filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, with the SEC on April 30, 2025 and incorporated herein by reference.
*****

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: July 10, 2025	By:	/s/ John L. Villano
John L. Villano, CPA
President and Chief Executive Officer
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